Exhibit 99.1

                            INGEN TECHNOLOGIES, INC.

                              DIRECTORS' RESOLUTION

                                     2007.1

      BE IT KNOWN THAT, on the 22nd day of January, 2007, at a duly constituted special meeting of the Directors of Ingen Technologies, Inc., the following resolution was voted and approved upon motion duly made and seconded.

      WHEREAS, it is in the best interest of the Company to adopt a non-qualified stock plan, in the form set forth in Exhibit A (the "January, 2007 Non-Qualified Stock Plan"), whereby the Company may compensate key employees, advisors, service providers and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources; and

      WHEREAS, it is in the best interest of the Company to reserve up to Twenty Million (20,000,000) shares of its $.001 par value common stock and up to Eight Million (8,000,000) shares of its preferred stock for issuance under the January, 2007 Non-Qualified Stock Plan and to register such shares on a Form S-8 registration statement under the Securities Act of 1933, at such time as provided by law.

      RESOLVED, that the Company hereby adopts the January, 2007 Non-Qualified Stock Plan; and

      RESOLVED, that the Company reserves Twenty Million (20,000,000) shares of its $.001 par value common stock and Eight Million (8,000,000) shares of its preferred stock for issuance under the January, 2007 Non-Qualified Stock Plan and instructs its authorized agents to prepare a registration statement on Form S-8 covering the shares in the January, 2007 Non-Qualified Stock Plan.

      RESOLVED FURTHER, that all of the resolutions and actions of the Board or its Chairman/CEO and/or Secretary, heretofore adopted and taken, and all of the acts of the Company's agents in carrying out and promoting the purposes, goals and interests of this Company through the date hereof, not specifically addressed by these or prior resolutions adopted by the Board are hereby approved, ratified, and made the acts and deeds of the Corporation. Excluded from this ratification is the action, or failure to act, by any officer, director or agent of the Corporation which may give this Board of Directors of the Company cause to bring suit on behalf of the Company for breach of fiduciary duty or fraud, or such other causes that may be against public policy;

      RESOLVED FURTHER, that the execution of the documents by the authorized officers or agents of the Company related to these resolutions is and shall be enforceable and a binding act and obligation of the Company without the necessity of the signature or attestation of any director or the Board, or affixing of the corporate seal;

      RESOLVED FURTHER, that the Chairman/CEO and/or Secretary of the Company are hereby authorized and directed to execute and deliver any instrument or instruments and to do all things that may effectuate the transactions hereby authorized, and such officers are hereby authorized to carry out these resolutions in such manner as he/she may deem to be in the best interests of the Company including, but not limited to, the issuance (or optioning) of the Company's capital stock as required pursuant to these resolutions effective as of the date set forth in the related agreements;

      RESOLVED FURTHER, that the Secretary of the Company is authorized and directed to certify these resolutions as required

                           CERTIFICATION BY SECRETARY

      I am the Secretary of Ingen Technologies, Inc. I hereby certify that the foregoing is a true and correct copy of the Resolution adopted by the Board of Directors of Ingen Technologies, Inc. on January 22, 2007 in accordance with the provisions of our Bylaws.

      IN WITNESS WHEREOF, I have this 22nd day of January, 2007 subscribed my name as Secretary of Ingen Technologies, Inc. and have caused the corporate seal to be affixed hereto (if such a seal exists).


/s/ Thomas J. Neavitt
----------------------------------------
Secretary of Corporation


                                WAIVER OF NOTICE

      The undersigned Directors of Ingen Technologies, Inc. hereby waive notice of the special Directors' meeting held on January 22, 2007. We consent to all actions taken in the meeting. Faxed and electronic signatures are as valid as original signatures hereupon, and may be signed in counterparts.


/s Scott R. Sand                            /s/ Curt Miedema
-------------------------------             ------------------------------
Scott R. Sand                               Curt Miedema


/s/ Chris Wirth                             /s/ Yong Sin Khoo
-------------------------------             ------------------------------
Chris Wirth                                 Yong Sin Khoo


/s/ Stephen O'Hara                          /s/ John Finazzo
-------------------------------             ------------------------------
Stephen O'Hara                              John Finazzo

                                    EXHIBIT A
                             (TO RESOLUTION 2007.1)

--------------------------------------------------------------------------------

                            INGEN TECHNOLOGIES, INC.

                      NON-QUALIFIED STOCK COMPENSATION PLAN
                                  JANUARY, 2007

1.    PURPOSE OF PLAN

      1.1 This NON-QUALIFIED STOCK COMPENSATION PLAN (the "Plan") of Ingen Technologies, Inc., a Georgia corporation, (the "Company") for employees, directors and other persons associated with the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of stock options and common and preferred stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.    DEFINITIONS

      2.1 For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

      "Board" shall mean the Board of Directors of the Company.

      "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. The Committee shall be composed of THREE OR MORE PERSONS as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

      "Common Shares" shall mean the Company's Common Shares, $.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

      "Common Stock" shall mean shares of common stock which are issued by the Company pursuant to Section 5, below.

      "Common Stock Agreement" means an agreement executed by a Common Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

      "Common Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

      "Company" shall mean Ingen Technologies, Inc., a Georgia corporation, and any parent or subsidiary corporation of the company, as such terms are defined in Sections 425(e) and 425(f), respectively, of the Code.

      "Fair Market Value" shall mean, with respect to the date a given stock option is granted or exercised, the average of the highest and lowest reported sales prices of the Common Shares (and the Preferred Shares if a market were to develop in said shares), as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Shares on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

      "Optionee" shall mean an employee of the company who has been granted one or more Stock Options under the Plan.

      "Preferred Shares" shall mean the Company's Preferred Shares, $.001 par value per share, or, in the event that the outstanding Preferred Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

      "Preferred Stock" shall mean shares of preferred stock which are issued by the Company pursuant to Section 5, below.

      "Preferred Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Preferred Stock are issued pursuant to this Plan.

      "Preferred Stock Agreement" means an agreement executed by a Preferred Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Preferred Stock held by the Preferred Stockholder such restrictions as the Board or Committee deem appropriate.

      "Shares" or "Stock" means Common and Preferred Stock.

      "Stock Option" or "Non-Qualified Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

      "Stock Option Agreement" or "Stock Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common or Preferred Shares hereunder.

3.    ADMINISTRATION OF THE PLAN

      3.1 The Committee or the Board shall administer the Plan and accordingly, it shall have full power to grant Stock Options and Stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper. References to "Committee" shall mean "Board" if there is no Committee established by the Board.

      3.2 The determination of those eligible to receive Stock Options and Stock, and the amount, type and timing of each grant and the terms and conditions of the respective stock option agreements and stock agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

      3.3 The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself or herself in a manner which the Committee determines to be inimical to the best interest of the Company, as set forth more fully in paragraph 8 of Article 11 of the Plan and as permitted by law.

      3.4 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

      3.5 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

      3.6 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

      3.7 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.

      3.8 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.    SHARES SUBJECT TO THE PLAN

      4.1 The total number of shares of the Company available for grants of Stock Options and Stock under the Plan shall be twenty million (20,000,000) Common Shares and eight million (8,000,000) Preferred Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or reacquired Shares of the Company.

      4.2 If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

5.    AWARD OF STOCK

      5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Stock to employees of, consultants to, and directors of the Company, and such other persons as the Board or Committee may select, and
(b) permit Holders of Options to exercise such Options prior to full vesting therein and hold the Shares issued upon exercise of the Option as Stock. In either such event, the owner of such Stock shall hold such stock subject to such vesting schedule as the Board or Committee may impose or such vesting schedule to which the Option was subject, as determined in the discretion of the Board or Committee.

      5.2 Stock shall be issued only pursuant to a Stock Agreement, which shall be executed by the Stockholder and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Stock Agreement.

      5.3 Upon delivery of the shares of Stock to the Stockholder, below, the Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Stock.

      5.4. Notwithstanding anything in this Plan or any Stock Agreement to the contrary, no Stockholders may sell or otherwise transfer, whether or not for value, any of the Stock prior to the date on which the Stockholder is vested therein.

      5.5 All shares of Stock issued under this Plan (including any shares of Stock and other securities issued with respect to the shares of Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee or the Board under this Section 5 need not be identical for all Stock and the imposition of any restrictions with respect to any Stock shall not require the imposition of the same or any other restrictions with respect to any other Stock.

      5.6 Each Stock Agreement shall provide that the Company shall have the right to repurchase from the Stockholder the unvested Stock upon a termination of employment, termination of directorship or termination of a consultancy or service provider arrangement, as applicable, at a cash price per share equal to the purchase price paid by Stockholder for such Stock.

      5.7 In the discretion of the Board or Committee, the Stock Agreement may provide that the Company shall have the a right of first refusal with respect to the Stock and a right to repurchase the vested Stock upon a termination of the Stockholder's employment with the Company, the termination of the Stockholder's consulting or service provider arrangement with the Company, the termination of the Stockholder's service on the Company's Board, or such other events as the Board or Committee may deem appropriate.

      5.8 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Stock that are subject to restrictions under Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

6.    STOCK OPTION TERMS AND CONDITIONS

      6.1 Consistent with the Plan's purpose, Stock Options may be granted to non-employee directors of the Company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company.

      6.2 All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Section 6.

      6.3 All Stock Options granted hereunder must be granted within ten years from the earlier of the date of this Plan is adopted or approved by the Company's shareholders.

      6.4 No Stock Option granted to any employee or 10% Shareholder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an Option shall be exercisable during such ten year period or during any lesser period of time.

            The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO. However, no NQSO, or any portion thereof, may be exercisable until thirty
(30) days following date of grant ("30-Day Holding Period.").

      6.5 A Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise of the Company specifying the number of shares to be purchased, and (ii) payment of the full price of such Shares, as fully set forth in paragraph 6 of this Section 6.

            No NQSO or installment thereof shall be exercisable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Shares represented by an exercised NQSO are issued to an Optionee, he or she shall have none of the rights of a shareholder.

      6.6 The exercise price of a Stock Option, or portion thereof, may be paid:

            A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or

            B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Shares, with an aggregate Fair Market Value on the date the NQSO is exercised equal to the option price, provided such tendered Shares have been owned by the Optionee for at least one year prior to such exercise; or

            C.    By a combination of both A and B above.

            The Committee shall determine acceptable methods for tendering Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Shares to exercise an NQSO as it deems appropriate.

      6.7 With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

      6.8 Except by will or the laws of descent and distribution, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or the duly appointed legal representative of an incompetent Optionee.

      6.9 If the Optionee shall die while associated with the Company or within three months after termination of such association, the personal representative or administrator of the Optionee's estate or the person(s) to whom an NQSO granted hereunder shall have been validly transferred by such personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, shall have the right to exercise the NQSO for one year after the date of the Optionee's death, to the extent (i) such NQSO was exercisable on the date of such termination of employment by death, and (ii) such NQSO was not exercised, and (iii) the exercise period may not be extended beyond the expiration of the term of the Option.

            No transfer of a Stock Option by the will of an Optionee or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferee of the terms and conditions by such Stock Option.

            In the event of death following termination of the Optionee's association with the Company while any portion of an NQSO remains exercisable, the Committee, in its discretion, may provide for an extension of the exercise period of up to one year after the Optionee's death but not beyond the expiration of the term of the Stock Option.

      6.10 Any Optionee who disposes of Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Shares may also be by applicable provisions of the Securities Act of 1933, as amended.

7.    ADJUSTMENTS OR CHANGES IN CAPITALIZATION

      7.1 In the event that the outstanding Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

            A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Shares as may be issued in exchange for the Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

            B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or

            C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

      7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

8.    MERGER, CONSOLIDATION OR TENDER OFFER

      8.1 If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

      8.2   In the event that:

            A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

            B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

            C. There shall be a sale of all or substantially all of the assets of the Company;

any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("Insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate Fair Market Value of the Shares covered by the Stock Option, as determined by the Committee at such time.

      8.3 Any payment which the Company is required to make pursuant to paragraph 8.2 of this Section 8 shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Shares acquired pursuant to the offer and the denominator of which is the number of Shares tendered in compliance with such offer shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

      8.4 Notwithstanding paragraphs 8.1 and 8.3 of this Section 8, the Committee may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

9.    AMENDMENT AND TERMINATION OF PLAN

      9.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

      9.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

      9.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

      9.4 No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

10.   GOVERNMENT AND OTHER REGULATIONS

      10.1 The obligation of the Company to issue, transfer and deliver Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Shares pursuant thereto to comply with any law or regulation of any government authority.

11.   MISCELLANEOUS PROVISIONS

      11.1 No person shall have any claim or right to be granted a Stock Option or Stock under the Plan, and the grant of an NQSO or Stock under the Plan shall not be construed as giving an Optionee or Stockholder the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

      11.2 Any expenses of administering this Plan shall be borne by the Company.

      11.3 The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

      11.4 The place of administration of the Plan shall be in the State of Georgia, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Georgia.

      11.5 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

      11.6 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the Optionee, before such Committee member undertakes to handle and defend it on his own behalf.

      11.7 Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

      11.8 Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted to the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner.

12.   WRITTEN AGREEMENT

      12.1 Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

Number of Shares:                                       Date of Grant:
                 ----------------------                               ----------

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

      AGREEMENT made this __________ day of ________________________ 200_ , between ____________________________________ (the "Optionee"), and Ingen
Technologies, Inc., a Georgia corporation (the "Company").

      1.    GRANT OF OPTION

            The Company, pursuant to the provisions of the Non-qualified Stock Compensation Plan (the "Plan"), adopted by the Board of Directors on January 22, 2007, the Company hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of _________ shares of its $.001 par value ____________ (common or preferred) stock, as such stock is now constituted, at the purchase price of $ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

      2.    EXERCISE

            The Option evidenced hereby shall be exercisable in whole or in part on or after _____________ and on or before__________________________________, provided that the cumulative number of shares of stock as to which this Option may be exercised (except in the event of death, retirement, or permanent and total disability, as provided in paragraph 6.9 of the Plan) shall not exceed the following amounts:

      Cumulative Number                 Prior to Date
         of Shares                   (Note Inclusive of)
         ---------                   -------------------




The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased;
(ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully paid and nonassessable stock of the Company properly endorsed over to the Company, or by a combination thereof, and (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable stock is submitted as whole or partial payment for shares to be purchased hereunder, such stock will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

      3.    TRANSFERABILITY

            The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in paragraph 6.9 of the Plan. The Option shall be exercisable only by the Optionee during his or her lifetime.


            BY
               -------------------------------------------
            Name:
            Title:

Acknowledged:

--------------------------------------
Secretary

      Optionee hereby acknowledges receipt of a copy of the Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Board of Directors or Committee administering the Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated without cause, or by the Optionee, prior to completion or satisfactory performance by Optionee (except as otherwise provided in paragraph 6 of the Plan) all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 6 of the Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option granted to Optionee before the date of grant of this Option.

Dated:
      -------------                     ----------------------------------------
                                        Optionee


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Address


                                        ----------------------------------------
                                        Social Security

ATTACHMENT B

                               NOTICE OF EXERCISE



To:   Ingen Technologies, Inc.



      (1) The undersigned hereby elects to purchase ________ shares of __________ (common or preferred) Shares (the "Shares"), of Ingen Technologies, Inc., a Georgia corporation, pursuant to the terms of the attached Non-Qualified Stock Option Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                           -------------------------------
                           (Name)


                           -------------------------------
                           (Address)




Dated:

                                                 -------------------------------
                                                 Signature


Optionee:                                        Date of Grant:
         -------------------------                             -----------------

                                   SCHEDULE I


=============== =============== =============== =============== ================
DATE            SHARES          PAYMENT         UNEXERCISED     ISSUING
                PURCHASED       RECEIVED        SHARES          OFFICER
                                                REMAINING       INITIALS
--------------- --------------- --------------- --------------- ----------------

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=============== =============== =============== =============== ================